Note 23 - Capitalization and Capital Reduction	12 Months Ended
Mar. 31, 2018
Statement Line Items [Line Items]
Disclosure of objectives, policies and processes for managing capital [text block]
23.	CAPITALIZATION AND CAPITAL REDUCTION

On
July 25, 2017,
RhythmOne Plc capitalized the balance of its merger reserve (reflected in its entity accounts) through issuing one
deferred share at a premium. On
July 26, 2017,
RhythmOne Plc completed a High Court approved capital reduction. A copy of the order confirming the capital reduction has been registered by the Registrar of Companies and as such the capital reduction becomes effective. All share premium, including that created through the capitalization, attaching to the Company’s ordinary shares and the deferred share issued on
July 25, 2017
has consequently been cancelled. The purpose of capital reduction was to create distributable reserves to enable the Company to pay dividends or buy back shares in the future.